UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  February 20, 2007
                                                --------------------------------


                             Tompkins Trustco, Inc.
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               (Exact Name of Registrant as specified in Charter)

          New York                        1-12709                 16-1482357
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 (State or other jurisdiction           (Commission             (IRS Employer
       of incorporation)                File Number)         Identification No.)


The Commons, PO Box 460, Ithaca, New York                            14851
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      (Address of Principal Executive Offices) (Zip                  Code)


Registrant's telephone number, including area code     (607) 273-3210
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

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                 Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

         Effective February 20, 2007, by unanimous written consent the Board of Directors of Tompkins Trustco, Inc. (the "Board" of the "Corporation") accepted the resignation of Bonnie H. Howell from the Boards of Directors of the Corporation and its wholly-owned subsidiary, Tompkins Trust Company (the "Bank"). Ms. Howell's resignation from the Board is due entirely to health limitations. The Board also accepted the recommendation of the Corporation's Nominating and Corporate Governance Committee that John E. Alexander replace Ms. Howell as Chair of the Audit/Examining Committee of the Board effective February 20, 2007. Upon recommendation of the Corporation's Nominating and Corporate Governance Committee, the Board of Directors elected Carl E. Haynes to fill the Board vacancy on February 20, 2007. Dr. Haynes will serve until the Annual Meeting of Stockholders in May 2007, at which time his nomination for a three-year term will be voted upon by the stockholders. At this time it has not yet been determined to which committees of the Board Mr. Haynes will be named.

         Dr. Haynes has served on the Bank's Board of Directors since 1996, and he currently holds two outstanding loans from the Bank. The loans to Mr. Haynes were made in the Bank's ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the lender, and do not involve more than the normal risk of collectibility or present other unfavorable features.



Item 9.01   Financial Statements and Exhibits
(a)  Not applicable.
(b)  Not applicable.
(c)  Not applicable.
(d)  Exhibits.

        Exhibit No.   Description
        -----------   -----------

        99.1          Press Release of Tompkins Trustco, Inc. dated February 23,
                      2007.




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TOMPKINS TRUSTCO, INC.


Date:  February 23, 2007                     By: /s/ FRANCIS M. FETSKO
                                                 -------------------------------
                                                 Francis M. Fetsko
                                                 Executive Vice President and
                                                 Chief Financial Officer

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INDEX TO EXHIBITS

EXHIBIT
NUMBER                 EXHIBIT DESCRIPTION                                  PAGE
------                 -------------------                                  ----


  99.1      Press Release of Tompkins Trustco, Inc. dated February 23, 2007.